UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2007

eFunds Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona		85253
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480.629.7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in the Current Report on Form 8-K filed by the Company on February 16, 2007 is hereby corrected to share that the terms and conditions of the restricted stock unit award granted by the Company to Paul Walsh on February 13, 2007 are substantially the same as those set forth in the agreement attached as Exhibit 10.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "June 2006 10-Q"). The terms and conditions of the stock option award granted by the Company to Mr. Walsh on February 13, 2007 are substantially the same as those set forth in the agreement attached as Exhibit 10.8 to the June 2006 10-Q.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation

February 23, 2007	By:	/s/ George W. Gresham

Name: George W. Gresham
Title: Chief Financial Officer